XCF Global

XCF Global to Host Presentation in New York Organized by Trinity Financing Corporation

Houston, Texas, October 6, 2025 – XCF Global, Inc. ("XCF") (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through Sustainable Aviation Fuel ("SAF"), today announced that it will host a presentation in New York, NY on October 9, 2025, organized by Trinity Financing Corporation ("Trinity").

The event will provide attendees with the opportunity to meet representatives from XCF's leadership team to discuss the company's strategy, growth initiatives, and commitment to building a scalable global SAF platform.

By 2030, the global SAF market is projected to exceed $25 billion, with demand surpassing 5.5 billion gallons annually. SAF is now moving into mainstream adoption, driven by international mandates such as ReFuelEU in Europe, the U.S. SAF Grand Challenge, and airline emissions targets. With policies tightening and carbon credit markets maturing, SAF is positioned to become one of the fastest-growing areas in renewable energy. For producers like XCF, this transition represents a significant opportunity to secure offtake agreements and build durable revenue streams.

Mihir Dange, CEO of XCF Global commented:
"XCF is excited to share our vision for scaling sustainable aviation fuel worldwide and building one of the most important new markets in renewable energy. The market is entering a period of rapid adoption, and early-movers are well positioned. Partnering with Trinity allows us to broaden our reach with parties who are aligned with our mission to decarbonize the aviation industry through SAF."

About XCF Global, Inc.

XCF Global, Inc. is a pioneering sustainable aviation fuel company dedicated to accelerating the aviation industry's transition to net-zero emissions. XCF is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality. The company is actively building partnerships across the energy and transportation sectors to accelerate the adoption of SAF on a global scale. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX. Current outstanding shares: ~153.2 million; <20% free float (as of October 6, 2025).

To learn more, visit www.xcf.global.

About Trinity Financing Corporation

Trinity Financing Corporation is a boutique advisory firm with more than 30 years of experience working with small and mid-cap companies. Founded by Trinity Bui, the firm provides strategic capital raising, advisory, and investor relations support across a wide range of industries including energy, biotech, technology, and other high-growth industries.

Contacts

XCF Global:
C/O Camarco
XCFGlobal@camarco.co.uk

Media:
Camarco
Andrew Archer | Rosie Driscoll | Violet Wilson
XCFGlobal@camarco.co.uk

No Offer or Solicitation

This press release does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities. The event described above is by invitation only and this press release is not intended to be an invitation to the event and no requests for invitations to the event will be considered.

Forward Looking Statements

This Press Release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global's expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the "Business Combination"), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global's expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances

XCF Global

that could give rise to the termination of negotiations and any agreements with regard to XCF Global's offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global's ability to regain compliance with Nasdaq's continued listing standards and thereafter continue to meet Nasdaq's continued listing standards; (6) XCF Global's ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global's ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility's ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility's ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global's ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global's and New Rise's key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global's reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) the effects of increased costs associated with operating as a public company; and (22) various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global's filings with the Securities and Exchange Commission ("SEC"), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global's expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global's assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to

update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.